SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant ss.240.14a-12

                              SONO-TEK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_| Fee computed based on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            ____________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:

            ____________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0_11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ____________________________________________________________________

      4)    Proposed maximum aggregate value of transaction: ___________________

      5)    Total fee paid: ____________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0_11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ____________________________________________

      2)    Form, Schedule or Registration Statement No.: ______________________

      3)    Filing Party: ______________________________________________________

      4)    Date Filed: ________________________________________________________

                              SONO-TEK CORPORATION
                                  2012 Route 9W
                             Milton, New York 12547

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 AUGUST 16, 2007

The 2007 Annual Meeting of Shareholders of Sono-Tek Corporation (the "Company") will be held at the Inn at Buttermilk Falls, 220 North Road, Milton, New York 12547 on August 16, 2007 at 10:00 a.m., local time, for the following purposes:

1. To elect three (3) Directors of the Company to serve until the 2009 Annual Meeting of Shareholders of the Company.

2. To ratify the appointment of Sherb & Co., LLP as the Company's independent auditors for the fiscal year ending February 29, 2008.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 15, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Milton, New York 12547 during ordinary business hours until the meeting.


Claudine Y. Corda, Secretary


                              Dated: July 17, 2007


             YOUR VOTE IS IMPORTANT. EVEN IF YOU DESIRE TO ABSTAIN,

          PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING

                             POSTAGE PAID ENVELOPE.

                              SONO-TEK CORPORATION
                                  2012 Route 9W
                             Milton, New York 12547

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 16, 2007

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the "Company"), for use at the 2007 Annual Meeting of Shareholders of the Company to be held on August 16, 2007.

All proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such proxy. In the absence of contrary instructions, shares represented by such proxy will be voted
(i) FOR approval of the election of each of the individuals nominated as Directors set forth herein and (ii) FOR the ratification of the appointment of Sherb & Co., LLP as the Company's auditors for the fiscal year ending February 29, 2008. A shareholder may revoke his or her proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the 2007 Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

Abstentions will be treated as shares present and entitled to vote for quorum purposes but as not voted for purposes of determining the approval of any matters submitted to the shareholders for a vote. Except as otherwise provided by law or by the Company's certificate of incorporation or bylaws, abstentions will not be counted in determining whether a matter has received a majority of votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Broker non-votes are not counted for quorum purposes.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 2007 Annual Report to Shareholders are intended to be mailed on or about July 17, 2007 to shareholders of record at the close of business on June 15, 2007. At said record date, the Company had 14,360,541 outstanding shares of common stock.

                          ITEM 1. ELECTION OF DIRECTORS

The Board of Directors is divided into two classes. The Directors in each class serve for a term of two years, and until their respective successors are duly elected and qualify. Three (3) Directors will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2009 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify.

Management intends to vote the accompanying Proxy FOR election as Directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing Directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. On all matters that may properly come before the 2007 Annual Meeting, each share has one vote. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

NOMINEES FOR DIRECTORS
----------------------

Nominees for election to term expiring 2009

The following three (3) persons are nominated for election as Directors of the Company to hold office until the Company's 2009 Annual Meeting of Shareholders.

DR. HARVEY L. BERGER, 68, was appointed Chief Technologist in April 2001 and Chief Technology Officer in August 2004 and has been a Director of the Company since June 1975. He was President of the Company from November 1981 to September 1984 and from September 1985 until April 2001. From September 1986 to September 1988, he also served as Treasurer. He was Vice Chairman of the Company from March 1981 to September 1985. Dr. Berger holds a Ph.D. in physics from Rensselaer Polytechnic Institute and is a member of the Marist College Advisory Board.

DR. CHRISTOPHER L. COCCIO, 66, was appointed President and Chief Executive Officer of Sono-Tek on April 30, 2001, has been a Director of the Company since June 1998, and was appointed Vice-Chairman in August 2006. From 1964 to 1996, he held various engineering, sales, marketing and management positions at General Electric Company, with P&L responsibilities for up to $100 million in sales and 500 people throughout the United States. His business experience includes both domestic and international markets and customers. He founded a management consulting business in 1996, and worked with the New York State Assembly's Legislative Commission on Science and Technology from 1996 to 1998. From 1998 to 2001, he worked with Accumetrics Associates, Inc., a manufacturer of digital wireless telemetry systems, as Vice President of Business Development and member of the Board of Advisors. Dr. Coccio received a B.S.M.E. from Stevens Institute of Technology, an M.S.M.E. from the University of Colorado, and a Ph.D. from Rensselaer Polytechnic Institute in Chemical Engineering.

PHILIP STRASBURG, CPA, 68, has been a Director since August 2004. He is a retired partner from the firm of Anchin Block and Anchin, LLP and has 40 years of experience in auditing. He served as Audit Committee Chairman from August 2004 until February 2005, when he was elected Treasurer. In June 2005 he resigned as Treasurer and resumed his duties as Audit Committee Chairman. He was the lead partner on the Sono-Tek account from Fiscal 1994 to Fiscal 1996. Mr. Strasburg is a certified public accountant in New York State. He has a Master of Science in economics from The London School of Economics and Political Science and a Bachelors of Science degree from Lehigh University, where he majored in business administration. He is a member of the Board of Directors of the Westchester Public/Private Partnership for Aging Services.

DIRECTORS CONTINUING AS DIRECTORS
---------------------------------

EDWARD J. HANDLER, III, Esq., 70, is a retired partner from Kenyon & Kenyon, a law firm that provided intellectual property advice to the Company. Mr. Handler became a Director of the Company on October 1, 2004, coincident with his retirement from his law firm. Mr. Handler has 40 years experience in all aspects of intellectual property, including patents, trade secrets, trademarks and copyrights, including litigation and other adversarial proceedings. Mr. Handler is President and COO of Storm Bio, Inc., a private Delaware corporation active in the area of therapeutics for acute inflammatory conditions. Mr. Handler is past President of the West Point Society of New York and a past Trustee of the Association of Graduates, U.S. Military Academy. He holds a J.D. degree from the University of Virginia Law School and a B.S. in Engineering Science from the United States Military Academy.

DR. DONALD F. MOWBRAY, 69, has been a Director since August 2003. He has been an independent consultant since August 1997. From September 1992 to August 1997 he was the Manager of the General Electric Company's Corporate Research and Development Mechanical Engineering Laboratory. From 1962 to 1992 he worked for the General Electric Company in a variety of engineering and managerial positions. Dr. Mowbray received a B.S. in Aeronautical Engineering from the University of Minnesota in 1960, a Master of Science in Engineering Mechanics from the University of Minnesota in 1962 and a Ph.D. from Rensselaer Polytechnic Institute in Engineering Mechanics in 1968.

SAMUEL SCHWARTZ, 87, has been a Director of the Company since August 1987, and was Chairman of the Board from February 1993 to May 1999. In April 2001, he accepted the position as Acting Chairman of the Board. He became Chairman in August 2001. From 1959 to 1992, he was the Chairman and Chief Executive Officer of Krystinel Corporation, a manufacturer of ceramic magnetic components used in electronic circuitry. He received a B.Ch.E. from Rensselaer Polytechnic Institute in 1941 and a M.Ch.E. from New York University in 1948.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT THE THREE NOMINEES LISTED ABOVE.


                 CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Independence of Directors

The Company's Board of Directors is comprised of three "independent directors", as that term is defined under Nasdaq rules, and three directors who are not "independent directors". The Company's "independent directors" are Samuel Schwartz, Donald Mowbray and Edward Handler. Christopher Coccio and Harvey Berger are employees of the Company and are therefore not independent. Philip Strasburg is not considered an independent director under the Nasdaq rules because he is a former employee. Mr. Strasburg was a part-time employee from February 23, 2005 to July 1, 2005, working a total of five days.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held eleven meetings in the fiscal year ended February 28, 2007. All Directors attended at least 75% of the Company's Board Meetings except for Dr. Berger and Mr. Handler, who attended 73%. Each member attended all of their committee meetings.

The Board does not have a policy regarding attendance at annual shareholders' meetings; however, all Board members are strongly encouraged to attend such meetings. Five Board members attended the 2006 Annual Meeting of Shareholders held on August 17, 2006.

The Board of Directors has two standing committees: Compensation Committee and Audit Committee. The Board of Directors does not have a Nominating Committee. Certain information regarding the members and duties of the various management committees is detailed below.

COMPENSATION COMMITTEE

The Company's Board of Directors has a Compensation Committee composed of Messrs. Strasburg, Mowbray and Handler (Chairman). The compensation of the executive officers of the Company is set by the Company's Board of Directors based upon the recommendations of the Compensation Committee. Compensation is set at levels believed to be competitive with executive officers with similar qualifications, experience and responsibilities of similar businesses. Such individuals receive a base salary and incentive compensation based on the achievement of certain operating objectives. The Compensation Committee serves an advisory function only and has no independent authority. The Compensation Committee met once during Fiscal Year 2007. The Compensation Committee does not have a charter.

AUDIT COMMITTEE

The Company's Board of Directors has an Audit Committee composed of Messrs. Handler and Mowbray as "independent directors" of the Company, and Philip Strasburg as the Chairman. Philip Strasburg is not considered an "independent director". The Board of Directors has adopted a charter for the Audit Committee. The Audit Committee is responsible for (i) selecting an independent public accountant for ratification by the stockholders, (ii) reviewing material accounting items affecting the consolidated financial statements of the Company, and (iii) reporting its findings to the Board of Directors. The Audit Committee met four times during the fiscal year ended February 28, 2007.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee's job is one of oversight as set forth in its charter. It is not the duty of the Audit committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control and disclosure controls and procedures. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Sherb & Co., LLP, the Company's independent auditors for 2007.

The Audit Committee has discussed with Sherb & Co., LLC the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received from Sherb & Co., LLC the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Sherb & Co., LLC's independence with Sherb & Co., LLC, and has considered the compatibility of non-audit services with the auditor's independence.

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended February 28, 2007 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Sherb & Co., LLC as the Company's independent auditors for the Fiscal Year ending February 29, 2008.

This report of the Audit Committee shall not be incorporated by reference into any of the Company's future filings made under the Securities Exchange Act of 1934 or the Securities Act of 1933, and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act or the Securities Act.

THE AUDIT COMMITTEE
Philip Strasburg (Chairman)
Donald Mowbray
Edward Handler

NOMINATING COMMITTEE

The Board of Directors does not maintain a separate nominating committee because the Board of Directors believes that it can select prospective Director nominees by acting on the basis of a consensus of the entire Board of Directors. Accordingly, all Directors participate in the selection of candidates for nomination as Directors of the Company. The Board identifies and deliberates on the merits of candidates, based upon education, and experience in the following areas: business, scientific, legal and financial. The Board of Directors does not have a separate charter pertaining to nominations. All current nominees for the Board of Directors are incumbent Directors and were nominated by the entire Board for inclusion on the Company's proxy card. The Board of Directors will consider nominees recommended by shareholders. No special procedure needs to be followed in submitting such recommendation.

Shareholder Communications with the Company's Board of Directors

Mail can be addressed to Directors c/o Corporate Secretary, Sono-Tek Corporation, 2012 Route 9W, Milton, NY 12547. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, illegal or similarly unsuitable items will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Board of Directors" "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Board.

Director Compensation

Each non-employee director receives $500 for each meeting attended. Committee Chairmen and committee members receive $100 for each committee meeting attended. Directors who are employees of the Company receive no additional compensation for serving as directors. For the year ended February 28, 2007, director compensation is as follows:

                           2007 Director Compensation
                           --------------------------

                                                                                       Nonqualified
                           Fees Earned                                 Non-Equity        Deferred
                            or Paid in      Stock        Option      Incentive Plan    Compensation      All Other
           Name              Cash ($)    Awards ($)    Awards ($)   Compensation ($)   Earnings ($)    Compensation ($)   Total ($)
            (a)                (b)           (c)           (d)            (e)               (f)              (g)             (h)
-----------------------------------------------------------------------------------------------------------------------------------

Edward J. Handler             2,100          --            --             --                --               --             2,100
Donald F. Mowbray             2,700          --            --             --                --               --             2,700
Samuel Schwartz               2,700          --            --             --                --               --             2,700
Philip Strasburg              2,200          --            --             --                --               --             2,200

The number of vested and unvested stock options held by non-employee directors as of February 28, 2007 is as follows:

                                                                Number of
                                          Number of             Unvested
              Name                     Vested Options            Options
------------------------------------------------------------------------------

Edward J. Handler                          20,000                   --
Donald F. Mowbray                          30,000                   --
Samuel Schwartz                            60,000                   --
Philip Strasburg                           20,000                10,000

OTHER EXECUTIVE OFFICERS
------------------------

In addition to Drs. Christopher L. Coccio and Harvey L. Berger, the following persons are executive officers of the Company.

STEPHEN J. BAGLEY, CPA, 44, has been Chief Financial Officer of the Company since June 2005. Prior to joining the Company, from September 2003 to May 2005, Mr. Bagley was Controller of A. Colarusso & Son, Inc., a highway and bridge contractor. From April 2003 to September 2003, Mr. Bagley was Vice President of Finance of Leschaco, Inc., an international freight forwarder. From April 1997 to April 2003, Mr. Bagley was Chief Financial Officer of Cloverleaf Transportation, a short haul trucking company. Mr. Bagley earned a Bachelor of Science degree from The State University of NY - College at Oneonta and an MBA from Marist College.

VINCENT F. DEMAIO, 69, has been Vice President of Manufacturing of the Company since March 2003. He joined the Company in August 1991 as Production Manager and has served as Field Service Manager and Director of Operations. Prior to joining the Company Mr. DeMaio was an independent real estate developer from 1987 to 1991. From 1956 to 1987, Mr. DeMaio was employed by IBM Corporation in various manufacturing positions the last being Manufacturing Supervisor over 600 employees.

R. STEPHEN HARSHBARGER, 39, has been Vice President of the Company since June 2000. He joined the Company in October 1993 as a Sales Engineer and served in various sales management capacities from 1997 to 2000. Prior to joining the Company, Mr. Harshbarger was the Sales and Marketing Coordinator at Plasmaco, Inc., a developer and manufacturer of state-of-the-art flat panel displays. He is a graduate of Bentley College, with a major in Finance and a minor in Marketing.

Dr. JOSEPH RIEMER, 58, joined the Company in January 2007 as Vice President of Engineering. Dr. Riemer holds a Ph.D. in Food Science and Technology from the Massachusetts Institute of Technology (MIT), focusing on food technology, food chemistry, biochemical analysis, and food microbiology. His experience includes seven years with Pfizer in its Adams Confectionary Division, where he was Director, Global Operations Development. Dr. Riemer has also held leading positions with several food, food ingredients, and personal care products companies. He has served in the capacities of research and development, operations, and general management. Prior to joining the Company, he was a management consultant serving clients in the food, biotech and pharmaceutical industries

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the aggregate remuneration paid or accrued by the Company for the Fiscal Years ended February 28, 2007 and 2006 for each named officer of the Company. No other executive officer received aggregate remuneration that equaled or exceeded $100,000 for the Fiscal Year ended February 28, 2007.

                           Summary Compensation Table
                           --------------------------

                                                                            Stock     Option         All Other
    Name and Principal Position        Year     Salary ($)    Bonus ($)    Awards     Awards     Compensation ($)    Total ($)
                (a)                     (b)        (c)           (d)         (e)       (f)              (i)             (j)
-------------------------------------------------------------------------------------------------------------------------------

Christopher L. Coccio                  2007      159,766       47,000         0          0            3,909            210,675
CEO, President, Director and Vice      2006      160,169       85,000         0          0            2,779            247,948
Chairman

R. Stephen Harshbarger                 2007      135,357        9,500         0          0            2,861            147,718
Vice-President                         2006      137,985       16,000         0          0            2,316            156,301

Stephen J. Bagley                      2007      105,000        9,500         0          0            2,280            116,780
Chief Financial Officer                2006       77,000       16,000         0        20,750           656            114,406

All Other Compensation represents Company contributions to the Company's 401K plan.

STOCK OPTION PLAN

As of June 15, 2007, the Company had in effect the 1993 Stock Incentive Plan, as amended (the "1993 Plan") and the 2003 Stock Incentive Plan (the "2003 Plan). As of June 15, 2007 there were outstanding options to purchase an aggregate of 981,875 shares of common stock at prices ranging from $.22 to $2.95 per share.

1993 Stock Incentive Plan
Under the 1993 Plan, options have been granted to officers, directors, consultants and employees of the Company and its subsidiaries to purchase the Company's common shares. Options granted under the 1993 Plan expire on various dates through 2013. There can be no further grants under the 1993 Plan.

2003 Stock Incentive Plan
Under the 2003 Plan, options can be granted to officers, directors, consultants and employees of the Company and its subsidiaries to purchase up to 1,500,000 of the Company's common shares.

Under both the 1993 and 2003 Plans, option prices must be at least 100% of the fair market value of the common stock at time of grant. For qualified employees, except under certain circumstances specified in both the 1993 and 2003 Plans or unless otherwise specified at the discretion of the Board of Directors, no option may be exercised prior to one year after date of grant, with the balance becoming exercisable in cumulative installments over a three year period during the term of the option.

During Fiscal Year 2007, the Company granted options for 45,000 shares exercisable at prices from $1.00 to $1.99 to employees of the Company.

The following table sets forth information regarding option exercises during the Fiscal Year ended February 28, 2007, as well as any unexercised options held as of February 28, 2007 by each named executive who received in excess of $100,000 in salary and bonus.

                  Outstanding Equity Awards At Fiscal Year End
                  --------------------------------------------

                               Number of Securities     Number of Securities
                                    Underlying               Underlying
                               Unexercised Options      Unexercised Options          Option               Option
            Name                  (#) Exercisable         (#) Unexercisable    Exercise Price ($)    Expiration Date
             (a)                       (b)                      (c)                   (e)                  (f)
---------------------------------------------------------------------------------------------------------------------

Christopher L. Coccio                   20,000                                        0.95               5/19/2014
                                       475,000                                        1.75              11/12/2014

R. Stephen Harshbarger                   7,500                                        0.60               6/26/2008
                                        10,000                                        0.95               5/19/2014

Stephen J. Bagley (1)                   20,000               5,000 (1)                2.25                9/9/2015

(1)   Mr. Bagley's 5,000 unvested options will be exercisable on Sept. 9, 2007.

Description of 401 (k) Plan

Effective April 1, 2000, the Company instituted the Sono-Tek Corporation 401(k) Plan ("401(k) Plan") for employees of the Company, its subsidiaries and affiliates pursuant to the Internal Revenue Code. Under the 401(k) Plan an eligible employee can elect to make a salary reduction of up to 20% of his compensation as defined in the plan.


BENEFICIAL OWNERSHIP OF SHARES
------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is furnished as of June 29, 2007, to indicate beneficial ownership of the Company's Common Stock by each Director, by each named executive officer who has a salary and bonus in excess of $100,000, by all Directors and executive officers as a group, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners. Unless otherwise indicated, the named person has sole voting and investment power.

 Name (and address if                                 Amount
   more than 5%) of                                Beneficially
   Beneficial owner                                    Owned            Percent
--------------------------------------------------------------------------------
Directors and Officers
     *Stephen J. Bagley                                20,000(1)          **
     *Harvey L. Berger                                384,418(2)         2.68%
     *Christopher L. Coccio                           971,125(3)         6.54%
     *Edward J. Handler                               117,508(4)          **
     *R. Stephen Harshbarger                           29,000(5)          **
     *Donald F. Mowbray                                55,000(6)          **
     *Samuel Schwartz                               1,575,147(7)        10.92%
     *Philip A. Strasburg                              40,000(8)          **

All Executive Officers and Directors as a Group     3,280,001(9)        21.80%

Additional 5% owners
     Herbert Spiegel                                  756,931            5.27%
     425 East 58th Street
     New York, NY  10022

     Norwood Venture Corporation                    1,084,672            7.55%
     65 Norwood Avenue
     Montclair, NJ 07043

----------
*     c/o Sono-Tek Corporation, 2012 Route 9W, Milton, NY  12547.
**    Less than 1%
(1) Represents 20,000 options currently exercisable under the Company's Stock Incentive Plans.
(2) Includes 289,918 shares owned jointly with Dr. Berger's wife, 65,500 shares in the name of Dr. Berger's wife and 5,000 options currently exercisable issued under the Company's Stock Incentive Plans.
(3) Includes 3,000 shares owned jointly with Dr. Coccio's father, 2,000 shares in the name of Dr. Coccio's wife and 495,000 options currently exercisable issued under the Company's Stock Incentive Plans.

(4) Includes 61,579 shares owned jointly with Mr. Handler's wife, 35,929 shares in the name of Mr. Handler's wife and 20,000 options currently exercisable issued under the Company's Stock Incentive Plans.
(5) Includes 17,500 options currently exercisable under the Company's Stock Incentive Plans.
(6) Includes 30,000 options currently exercisable issued under the Company's Stock Incentive Plans.
(7) Includes 60,000 options currently exercisable issued under the Company's Stock Incentive Plans.
(8) Includes 20,000 options currently exercisable issued under the Company's Stock Incentive Plans.
(9) The group total includes 685,000 options currently exercisable issued under the Company's Stock Incentive Plans. The group total includes 75,303 shares and 12,500 exercisable options held by Mr. DeMaio.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

None.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes of beneficial ownership of common stock. Such persons are also required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports. Based solely on a review of such filings, during the year ended February 28, 2007, all of the Company's Directors and executive officers and holders of more than ten percent of the Company's stock have made timely filings of such reports.

                 ITEM 2. RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Sherb & Co., LLP, Certified Public Accountants, to audit the books of account and other records of the Company for the fiscal year ending February 28, 2007. In the event of a negative vote, the Board of Directors will reconsider its election. The Audit Committee of the Company's Board of Directors determined the independence of the Company's auditors and recommended their re-appointment to the Board of Directors. Fees paid to or accrued for the auditors were as follows:

                                                             Audit Services        Tax Returns
                                                             --------------        -----------

Sherb & Co., LLP     Fiscal year ended February 28, 2007        $41,000              $4,000
Sherb & Co., LLP     Fiscal year ended February 28, 2006        $38,500              $4,000

The Company did not pay any audit related fees or other fees to any independent auditing firms during the past two fiscal years.

A representative of the auditors, Sherb & Co., LLP, is expected to be present at our Annual Meeting, will have an opportunity to make a statement if he desires, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SHERB & CO, LLP.

                              ITEM 3. OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Expenses

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.

Future Shareholders Proposals

Proposals of shareholders intended to be presented at the next annual meeting (expected to be held in August 2008) under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting (expected to be mailed in mid-July 2008) not later than March 15, 2008.

Notice of shareholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company by June 11, 2008. The discretionary authority described above with respect to other matters coming before the meeting will be conferred with respect to any such untimely matters.

Signed:


/s/ Claudine Y. Corda
Claudine Y. Corda

July 17, 2007

2007 FORM OF PROXY CARD

                                                                Please mark your
                                                                votes as in this
                                                                example |_|

                                    FOR all nominees          WITHHOLD AUTHORITY
                                        listed at right          to vote for
                                    (except as marked)        nominees listed at right

                                                                                                  Nominees:
1.  The election of three (3)              |_|                         |_|
    Directors of the Company.                                                                     Dr. Harvey Berger
                                                                                                  Dr. Christopher L. Coccio
                                                                                                  Philip Strasburg
(INSTRUCTION: To withhold authority to vote for any
individual nominee, strike a line through the nominee's
name in the list to the right)

                                               FOR       AGAINST        ABSTAIN
2.  Ratification of the appointment of
    Sherb & Co., LLP as the Company's
    independent auditors.                      |_|         |_|            |_|

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated July 17, 2007.

SIGNATURE(S): __________________________ Date: ___________
                     (Signature)

SIGNATURE(S): __________________________ Date: ___________
              (Signature if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              SONO-TEK CORPORATION
                      2012 Route 9W, Milton, New York 12547
           This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation organized under the laws of the State of New York, hereby appoints Claudine Y. Corda and Christopher L. Coccio and as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse side hereof, all of the shares of Sono-Tek Corporation, which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held at The Inn at Buttermilk Falls, 220 North Road, Milton, New York 12547, at 10:00 A.M., New York time, on August 16, 2007, or any adjournment thereof. The Board of Directors recommends a vote FOR the proposals on the reverse side.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE